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                      SECOND AMENDMENT TO CREDIT AGREEMENT


               THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment") is made and dated as of the 31st day of December, 1996, by and among SANWA BANK CALIFORNIA ("Sanwa") and IMPERIAL BANK, as the current Lenders under the Credit Agreement referred to below (and as the term "Lenders" and capitalized terms not otherwise defined herein are used in the Credit Agreement), SANWA, in its capacity as Agent for the Lenders, and EQUITY MARKETING, INC., a Delaware corporation (the "Company").


                                    RECITALS

               A. Pursuant to that certain Credit Agreement dated as of January 26, 1996, by and among the Agent, the Lenders and the Company (as amended from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

               B. Subject to the terms and conditions of the First Amendment to the Credit Agreement and Consent to Acquisition dated as of the 18th day of September, 1996 (the "First Amendment"), the Lenders consented, in accordance with Paragraph 8(d) of the Credit Agreement, to the acquisition by the Company of the outstanding capital stock of EPI Group Limited ("EPI").

               C. Among those terms and conditions was that EPI have no further business or operations and have no trade debt by December 31, 1996.

               D. The Company has requested that such date be extended until June 30, 1997.

               E. The Agent and the Lenders have agreed to such extension and desire to set forth herein the terms and conditions of such agreement and to amend the Credit Agreement in certain respects as set forth more particularly below.

               NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    AGREEMENT

               1. Modification of Representation and Warranty re EPI. Effective as of the date hereof, the representation and warranty made by the Company pursuant to Paragraph 1 of the First Amendment to the effect that "EPI will have no further business or operations by December 31, 1996" is hereby amended to delete the date "December 31, 1996" appearing therein and to replace the same with the date "June 30, 1997".


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               2. Amendment to Credit Agreement. Effective as of the date hereof, the parenthetical "(or, in the case of EPI, trade debt existing on the date of conslummation of the acquisition of the outstanding capital stock of EPI by the Company which is satisfied in full no later than December 31, 1996)" added to Paragraph 8(b)(3) of the Credit Agreement pursuant to the First Amendment is hereby amended to delete the date "December 31, 1996" appearing therein and to replace the same with the date "June 30, 1997".

               3. Reaffirmation of Security Agreement. The Company hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Second Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Secured Parties under the Security Agreement or any other document or instrument made or given by the Company in connection therewith, (b) the term "Obligations" as used in the Security Agreement includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby and (c) the Security Agreement remains in full force and effect.

               4. Effective Date. This Second Amendment shall be retroactively effective as of the date hereof on and after the date that the Agent receives duly executed signature pages for this Second Amendment from each party hereto;

               5. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Lenders as follows:

                      (a) The Company has the corporate power and authority and the legal right to execute, deliver and perform this Second Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Second Amendment. This Second Amendment has been duly executed and delivered on behalf of the Company and constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                      (b) At and as of the date of execution hereof and at and as of the effective date of this Second Amendment and both prior to and after giving effect hereto: (i) the representations and warranties of the Company contained in the Credit Agreement and the other Loan Documents are accurate and complete in all respects, and (ii) there has not occurred an Event of Default or Potential Default.

               6. No Other Amendment. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

               7. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which


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when taken together shall constitute one and the same agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the day and year first above written.



                                    EQUITY MARKETING, INC.,
                                    a Delaware corporation



                                    By: /s/ WILLIAM M. KING
                                        --------------------------------
                                    Name: William M. King
                                          ------------------------------
                                    Title: Vice President, Finance
                                           -----------------------------



                                    SANWA BANK CALIFORNIA, as Agent and as a Lender



                                    By: /s/ JOHN C, HYCHE
                                       ---------------------------------
                                    Name: John C. Hyche
                                         -------------------------------
                                    Title: Vice President
                                          ------------------------------

                                    IMPERIAL BANK, as a Lender



                                    By: /s/ JEFF COLVIN
                                       ---------------------------------
                                    Name: Jeff Colvin
                                         -------------------------------
                                    Title: Senior Vice President
                                          ------------------------------


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